UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

                  Date of report (Date of earliest event reported): May 28, 2003

                               ROME BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-27481                   16-1573070
(State or other jurisdiction of    (Commission File             (IRS Employer
        incorporation)                 Number)               Identification No.)

                100 W. DOMINICK STREET, ROME, NEW YORK 13440-5810
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 336-7300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4.         NOT APPLICABLE.

ITEM 5.  OTHER EVENTS

         On May 28, 2003, Rome Bancorp, Inc. issued a news release announcing the declaration of a three for two stock split with respect to shares of its common stock to shareholders of record as of May 29, 2003, to be payable on or about June 16, 2003. A copy of this news release is attached hereto and filed herewith as Exhibit 99.1.

ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements are required to be filed with this report.

         (b) No pro forma financial information is required to be filed with this report.

         (c)      The following exhibit is filed as part of this Report:

         Exhibit No.       Description
         -----------       -----------

         99.1 Press release issued by Rome Bancorp, Inc. on May 28, 2003, announcing 3 for 2 stock split.

ITEMS 8 THROUGH 12.                 NOT APPLICABLE.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ROME BANCORP, INC.




                                       By: /s/ Charles M. Sprock
                                           ------------------------------------
                                           Charles M. Sprock
                                           Chairman of the Board, President and
                                           Chief Executive Officer

Date: May 28, 2003

                                  EXHIBIT INDEX




       EXHIBIT                                           DESCRIPTION
       -------                                           -----------
         99.1                                 Press Release dated May 28, 2003.